UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 2004


                               CONMED CORPORATION
             (Exact name of registrant as specified in its charter)


           New York                      0-16093                16-0977505
 ------------------------------         ----------           ------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
  incorporation or organization)       File Number)          Identification No.)



                                 525 French Road
                              Utica, New York 13502
                              ---------------------
          (Address of principal executive offices, including zip code)



                                 (315) 797-8375
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2004, CONMED Corporation issued a press release announcing financial results for the three and nine month periods ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K that is furnished under "Item 2.02, Results of Operations and Financial Condition" and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits

          The following exhibit is included herewith:


          Exhibit No.       Description of Exhibit

          99.1              Press Release dated October 21, 2004, issued by
                            CONMED Corporation.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 CONMED CORPORATION
                                                     (Registrant)


                                                 By:/s/ Robert D. Shallish, Jr.
                                                    ---------------------------
                                                    Vice President-Finance and
                                                    Chief Financial Officer


Date:  October 22, 2004

                                  EXHIBIT INDEX



Exhibit
Number      Exhibit Description

99.1        Press Release, dated October 21, 2004, issued by CONMED Corporation.